1

2 Forward-Looking Statements and Non-GAAP Financial Measures This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including certain plans, expectations, goals, projections, and other statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures; inflation; ongoing competition in labor markets and employee turnover; deterioration in the value of Camden National's investment securities; changes in consumer spending and savings habits; changes in the interest rate environment; changes in general economic conditions; operational risks including, but not limited to, cybersecurity, fraud, pandemics and natural disasters; legislative and regulatory changes that adversely affect the business in which Camden National is engaged; turmoil and volatility in the financial services industry, including failures or rumors of failures of other depository institutions which could affect Camden National's ability to attract and retain depositors, and could affect the ability of financial services providers, including the Company, to borrow or raise capital; actions taken by governmental agencies to stabilize the financial system and the effectiveness of such actions; changes to regulatory capital requirements in response to recent developments affecting the banking sector; changes in the securities markets and other risks and uncertainties disclosed from time to time in Camden National’s Annual Report on Form 10-K for the year ended December 31, 2023, as updated by other filings with the Securities and Exchange Commission ("SEC"). Further, statements regarding the potential effects of notable and global current events on the Company's business, financial condition, liquidity and results of operations may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possible materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond the Company's control. This release may also contain forward-looking statements relating to the Company's acquisition of Northway. Factors that could cause actual results to differ materially include the following: the reaction to the transaction of the companies' customers, employees and counterparties; customer disintermediation; expected synergies, cost savings and other financial benefits of the proposed transaction might not be realized within the expected timeframes or might be less than projected; credit and interest rate risks associated with Camden's and Northway's respective businesses, customers, borrowings, repayment, investment and deposit practices; and other risks. Camden National does not have any obligation to update forward-looking statements. Use of Non-GAAP Measures In addition to evaluating the Company's results of operations in accordance with generally accepted accounting principles in the United States ("GAAP"), management supplements this evaluation with certain non-GAAP financial measures such as: core net income; core diluted earnings per share; core return on average assets; core return on average equity; pre-tax, pre-provision income; return on average tangible equity and core return on average tangible equity; the efficiency and tangible common equity ratios; tangible book value per share; core deposits and average core deposits. Management utilizes these non-GAAP financial measures for purposes of measuring our performance against our peer group and other financial institutions and analyzing our internal performance. We also believe these non-GAAP financial measures help investors better understand the Company's operating performance and trends and allow for better performance comparisons to other financial institutions. In addition, these non-GAAP financial measures remove the impact of unusual items that may obscure trends in the Company's underlying performance. These disclosures should not be viewed as a substitute for GAAP operating results, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other financial institutions. Reconciliations to the comparable GAAP financial measures can be found by referring to the Company’s financial information filed with the SEC for the respective period. 1

3 Analyst Coverage: KBW (market perform) Janney (market perform) Raymond James (outperform) Stephens (market perform) Company Overview High-Quality Franchise $7.0B Assets $5.0B Loans $5.6B Deposits 700+ Employees 73 Branches $2.1B AUM/A NASDAQ: CAC $739M Market Cap 87,000 Avg. Daily Share Volume As of January 22, 2025 1875 Founded As of January 2, 2025 2 Largest publicly traded bank headquartered in Northern New England (parent company of Camden National Bank)

# Deeply engaged, experienced Management Team



**Simon Griffiths**
President and CEO
- Served as head of core banking at Citizens Bank
- Joined 2023
- 25+ years of industry experience



**Trish Rose**
EVP, Retail & Mortgage Banking
- 25+ years of industry experience



**Barbara Raths**
EVP, Commercial Banking
- 15+ years of industry experience



**Mike Archer**
EVP, CFO
- 10+ years of industry experience



**Garrett McKnight**
EVP, Managing Director, Camden National Wealth Management
- 25+ years of industry experience



**Ryan Smith**
EVP, Chief Credit Officer
- 25+ years of industry experience



**Bill Martel**
EVP, Chief Technology Officer
- 25+ years of industry experience



**Andrew Forbes**
EVP, Chief Human Resources Officer
- 20+ years of HR experience



**Dave Ackley**
EVP, Chief Risk Officer
- 10+ years of industry experience



**Renée Smyth**
EVP, Chief Experience & Marketing Officer
- 10+ years of industry experience

Camden NATIONAL CORPORATION

3

5 Key Strategic Priorities • Integrate recently announced acquisition of Northway Financial, Inc. seamlessly to leverage scale and capabilities, and accelerate market expansion in New Hampshire • Focus on stronger and deeper customer relationships to grow market share • Invest in talent to accelerate commercial loan growth Grow • Ignite fee revenue base by providing frictionless access to advice • Provide market-leading human and digital customer experience • Leverage data and technology to drive speed to market, enhance customer value, and optimize cost structure Evolve • Continuously perform in core businesses with a focus on high-quality loan and deposit growth • Maintain a disciplined focus on credit and risk management • Attract and retain the best talent Deliver 4

# Building a Premier Northern New England Community Bank

On January 2, 2025, Camden National Corporation completed its acquisition of Northway Financial, Inc. in an all-stock transaction.

**Highlights:**

- Closed merger within four months of announcement, with core conversion planned for mid-March 2025
- Fixed exchange ratio of 0.83 shares of Camden National common stock for each share of Northway common stock
- Purchase price of $96.5 million based on Camden National's closing stock price of $42.25 on January 2, 2025

**Why Northway?**

- Contiguous footprint
- Cultural and values alignment
- Complementary businesses, adding best-in-class $1.0 billion deposit franchise
- Bolsters current presence in a growing NH market
- Able to swiftly unlock meaningful growth opportunities through business diversification and a larger balance sheet
- Northway's 2024 annual financial performance tracked well to our estimates
- Northway's credit quality remained strong at December 31, 2024

**Compelling Merger Metrics at Announcement[1]**

| | | |
|---|---|---|
| **20%** 2025 GAAP EPS Accretion | **5%** 2025 Cash EPS Accretion[2] | **24%** IRR |
| **33%** 2026 GAAP EPS Accretion | **12%** 2026 Cash EPS Accretion[2] | **3.3 years** TBV Earnback[3] |

1) Based on pro forma financials as of June 30, 2024, an assumed closing date of March 31, 2025, cost savings of 35% (75% phased-in 2025, 100% phased-in 2026), and purchase accounting adjustments
2) Excludes the impact of purchase accounting rate marks, CDI and CECL amortization
3) Tangible book value earnback calculated using the crossover method

Camden NATIONAL CORPORATION

5

7 $5.6B $5.4B $4.5B $2.9B $2.8B $2.6B $2.4B $2.1B $2.0B $1.6B $1.6B $1.5B $1.3B $1.3B $1.3B $1.1B $1.0B $0.9B Bangor Savings Camden NH Mutual Bancorp Bar Harbor First National Northeast Bank Bank of New Hampshire Machias Savings Kennebunk Savings Mascoma Norway Savings Gorham Savings Androscoggin Savings Kenebec Savings Bath Savings Institution Northway Maine Community Positioned for Growth in Neighboring Attractive Markets Source: S&P Global Market Intelligence 1) Community banks defined as banks with total assets less than $50B; deposit data as of June 30, 2024, based on combined deposits in Maine and New Hampshire and pro forma for pending or recently completed mergers; Including all banks in Maine and New Hampshire, the pro forma company would rank #4 overall by deposits + Community Bank Deposits in Maine and New Hampshire(1) as of June 30, 2024 Source: S&P Global Market Intelligence, US Bureau of Economic Analysis, NAICS Association // Household income (“HHI”) shown on a median basis Maine New Hampshire Population GDP # of Businesses Population density Household Income 1,394K $71.5K 1,406K $94.9K $94B $115B 74,836 91,452 45/sq. mi 157/sq. mi 6 #1 Community bank in ME & NH

8 *iOS Apple rating Driving greater digital adoption and utilization through expanded self-service capabilities • 6% increase in mobile users YoY • 4.6 out of 5 mobile app rating* • 41% increase in Money Manager adoption YoY • 182% increase in the number of Zelle customers transacting since 4Q21 adoption Driving Innovation Across our Business Bolstering Wealth Management with an exceptional service model • AUM building momentum • Launched a NEW Wealth operating system and client online access platform • Released a NEW Wealth mobile app that clients can access from anywhere at any time • Providing Wealth Management’s thought leadership and best thinking through various customer channels to continue driving traction • Over 130 bots in production, processing 3 million items, saving over 50,000+ hours • New state-of-the-art online account opening platform scheduled to go live at year-end, set to grow and immediately fund new customer checking accounts • “Cam” our AI phone banking assistant, serves our customers at their convenience, containing >60% of customer inquiries • Invested in optimizing the mortgage platform to drive customer experience and improve cycle time Advancing technology for greater efficiency and enhanced customer experience 7

9 43% 42% 9% 6% Residential Real Estate Commercial Real Estate Commercial Home Equity and Consumer Well Diversified Loan Portfolio • Adding experienced talent in high-growth markets of Southern Maine and New Hampshire • No large commercial credit concentrations • Focused on relationship pricing • #2 residential mortgage lender in Maine • Growing HELOC portfolio, up 5% YoY • Strategic technology investments to drive efficiency and customer experience Loan Pricing Characteristics • 41% of loans are adjustable or variable rate • 22% of loans reprice within 12 months Loan Portfolio Highlights (as of December 31, 2024) $4.1 billion As of December 31, 2024 Loan to Deposit Ratio(1) (1) Peer Group defined as component companies of the S&P U.S. SmallCap Banks index with total assets between $2.0 billion and $10.0 billion, excluding merger targets. YTD figures are as of 9/30/24. Source: S&P Global. 50.00% 60.00% 70.00% 80.00% 90.00% 100.00% 2019 2020 2021 2022 2023 2024 YTD 8

# Commercial Diversification **Positioned for Expansion**

**CRE and Commercial Loans by Industry** (as of 12/31/24)



$2.1
Billion
51%
11%
7%
5%
3%
3%
3%
3%
14%
Real Estate Investment
Lodging
Retail Trade
Health Care / Social Asst.
Construction
Manufacturing
Wholesale Trade
Finance / Insurance
Other (16 Industries <3.0%)
$1.1
Billion
16%
31%
15%
16%
11%
11%
Office Buildings
Multi-Family / Apartments
Retail Store
Industrial / Warehouse
1-4 Family
Other Nonresidential Buildings

## Commercial Credit Highlights

(as of December 31, 2024)

**Top 5 largest CRE segments**

- Multifamily 5+ units: $325 million, or 7.9% of total loans
- Hospitality: $221 million, or 5.4% of total loans
- Industrial: $170 million, or 4.1% of total loans
- Office: $166 million, or 4.0% of total loans
- Retail Store: $157 million or 3.8% of total loans

**CRE Office (loans > $1 million)**

- 5 loans totaling $23 million mature through 2026
- 3 of 28 loans had occupancy of less than 100% (2 loans > 90%, 1 loan > 55%)
- No non-performing loans

**Other Highlights**

- Non-owner occupied CRE / RBC of 231%
- Criticized/classified loans totaled 1.6% of loans
- 61% of real estate is located in Maine, 24% in New Hampshire, 9% in Massachusetts, and 6% other states
- 81% non-owner occupied, 19% owner occupied

Camden NATIONAL CORPORATION
9

11 Peer Leading Asset Quality Above peer median asset quality over the past two credit cycles (1) Peer Group defined as component companies of the S&P U.S. SmallCap Banks index with total assets between $2.0 billion and $10.0 billion, excluding merger targets. YTD figures are as of 9/30/24. Source: S&P Global. NPAs / Loans & OREO(1) NCOs / Average Loans(1) Reserves / NPAs & 90 + PD(1) 0.00% 0.50% 1.00% 1.50% 2.00% 2019 2020 2021 2022 2023 2024 YTD 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2019 2020 2021 2022 2023 2024 YTD 0.00% 200.00% 400.00% 600.00% 800.00% 1,000.00% 2019 2020 2021 2022 2023 2024 YTD 10

12 Diversified Low-Cost Deposit Base (1) This is a non-GAAP financial measure. Refer to the non-GAAP reconciliation table in the appendix. (2) Peer Group defined as component companies of the S&P U.S. SmallCap Banks index with total assets between $2.0 billion and $10.0 billion, excluding merger targets. YTD figures are as of 9/30/24. Source: S&P Global. • Year over year total deposits up 1% • Deposit mix shift is stabilizing • Swiftly repricing deposit rates down in lower rate environment • Customers with <$1mm in balances made up 64% of adjusted total deposits(1) • $4.1 billion of non-maturity deposits (incl. brokered) at an average cost of 1.56% • 37% of non-maturity deposits (incl. brokered) are indexed or exception-priced • Uninsured and uncollateralized deposits of 16% of total deposits, supported by 2.1x available sources of liquidity Deposit Portfolio Highlights (as of December 31, 2024) As of December 31, 2024 Noninterest-bearing to Total Deposit Ratio(2) $4.6 billion 0.00% 10.00% 20.00% 30.00% 40.00% 2019 2020 2021 2022 2023 2024 YTD 11 33% 32% 20% 11% 4% Savings/Money Market Interest Checking Noninterest Checking CDs Brokered Deposits

13 Growing Non-Interest Income(1) (1) This is a non-GAAP financial measure. Refer to the non-GAAP reconciliation table in the appendix. • Non-interest income is 25% of total revenue • 8% growth year over year • AUA of $2.1 billion, up 12% year-over-year • Focused on growing Wealth and Brokerage business lines through strategic hires, investments, and relationship pricing strategies • Selling all salable residential mortgages to manage loan composition. Sold 56% of total 2024 production • In 2023, the company sold $137.1 million of investments at a weighted-average yield of 2.67% for a pretax loss of $10.3 million as part of a balance sheet restructuring strategy Non-Interest Income Highlights (as of December 31, 2024) ($ in millions) 12 31% 28% 27% 29% 19% 20% 16% 16% 7% 7% 2023 2024 Debit Card Income Fiduciary and Brokerage Income Service Charges on Deposit Accounts Other Income Mortgage Banking Income $41.3 $44.5

14 Driving Operating Efficiency and Scale ($ in millions) Efficiency Ratio(1) 63% 66% 64% 62% 59% • 5-year average overhead ratio of 2.00% versus peers of 2.45% (2019 – 2023) • 5-year expense CAGR of 3%, excluding Northway merger related costs of $727,000 and $432,000 excluded from Q3 2024 and Q4 2024 operating expense, respectively • Balanced approach to investing in the franchise while maintaining efficient operations • Continuing to enhance processes that drive efficiency and scale, including technology/software, digital channels, and RPA Non-Interest Expense Highlights (as of December 31, 2024) 13 $27.8 $27.4 $27.3 $28.2 $27.9 1.82% 1.92% 1.90% 1.89% 1.92% 2.34% 2.39% 2.41% 2.45% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4Q23 1Q24 2Q24 3Q24(1) 4Q24(1) Operating Expense Overhead Ratio (CAC) Overhead Ratio (Peers) (1) This is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period. Overhead Expense Ratio = Annualized Non-interest Expense / Average Assets. Q4 2024 Peer Group data unavailable at time of filing. Peer Group defined as component companies of the S&P U.S. SmallCap Banks index with total assets between $2.0 billion and $10.0 billion, excluding merger targets.

15 Regulatory capital levels well in excess of requirements (1) Peer Group defined as component companies of the S&P U.S. SmallCap Banks index with total assets between $2.0 billion and $10.0 billion, excluding merger targets. YTD figures are as of 9/30/24. Source: S&P Global. Total Capital Ratio(1) TCE Ratio(1) Leverage Ratio(1) Capital Levels that Support Key Strategic Initiatives 12.00% 13.00% 14.00% 15.00% 16.00% 2019 2020 2021 2022 2023 2024 YTD 0.00% 3.00% 6.00% 9.00% 12.00% 2019 2020 2021 2022 2023 2024 YTD 7.00% 8.00% 9.00% 10.00% 11.00% 2019 2020 2021 2022 2023 2024 YTD 14

16 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Jan-20 Jan-21 Jan-22 Jan-23 Jan-24 Jan-25 CAC New England Banks S&P SmallCap Banks Russell2000 146% 144% 86% 129% Driving Long-Term Shareholder Value Source: S&P Global. Return data shown in the above line graph and performance chart represents total return. Total return = capital appreciation + return from dividend payments. (1) Time period of 1/1/2014 – 12/31/2024 10 Year Stock price appreciation: 76.74% Average dividend yield: 3.34% • Over $61 million in share repurchases(1) • Returned $194 million of capital to shareholders in the form of dividend payments(1) Data range: January 30, 2015 – January 22, 2025 15 Performance (%) 3Y 5Y 10Y CAC 1.3% 16.0% 146.4% New England Banks 4.2% 47.5% 85.8% S&P SmallCap Banks 7.8% 46.4% 143.9% Russell 2000 18.6% 52.6% 128.7%

17 Appendix 16

18 4th Quarter 2024 Overview • Net income for the fourth quarter of 2024 was $14.7 million, an increase of $1.6 million, or 12%, compared to the third quarter of 2024. Over the same period, adjusted net income(1) increased $1.3 million, an increase of 9% • Net interest margin of 2.57% increased 11 bps over the third quarter of 2024, resulting from swift action to reduce exception-priced deposit rates following cuts to the Fed Funds rate • Strong asset quality highlighted by non-performing assets of 0.11% of total assets and loans 30-89 days past due to total loans of 0.05% • Uninsured and uncollateralized deposits were 16.4% of total deposits, covered 2.1x by available primary liquidity sources • Our capital position remains strong, with regulatory capital ratios well in excess of the required regulatory levels Net Income $14.7 million Diluted EPS | TBV/Share $1.00 $29.91 Return on Assets | Return on Equity 1.01% 10.99% Efficiency Ratio(1) 58.51% Non-Performing Assets to Total Assets 0.11% TCE Ratio(1) 7.64% (1) This is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period. As of or for the quarter ended December 31, 2024 unless otherwise noted Continue to generate consistent, sustainable long-term performance 17

19 Balance Sheet 5 Quarter Trend $ millions 4Q23 1Q24 2Q24 3Q24 4Q24 Loans $4,098 $4,121 $4,139 $4,117 $4,115 Investment Securities $1,191 $1,163 $1,135 $1,157 $1,139 Total Assets $5,715 $5,795 $5,724 $5,745 $5,805 Deposits $4,597 $4,552 $4,514 $4,575 $4,633 Borrowings $530 $646 $597 $561 $545 Shareholders’ Equity $495 $502 $508 $530 $531 4Q23 1Q24 2Q24 3Q24 4Q24 Total Risk-Based Capital Ratio 14.36% 14.52% 14.46% 14.85% 15.11% Tier 1 Leverage Capital Ratio 9.40% 9.59% 9.64% 9.84% 9.90% Loan / Deposit Ratio 89% 91% 92% 90% 89% 18

20 Income Statement 5 Quarter Trend $ thousands 4Q23 1Q24 2Q24 3Q24 4Q24 Net Interest Income $32,709 $31,273 $32,184 $33,587 $35,409 Provision for Credit Losses $569 ($2,102) $650 $239 $809 Non-Interest Income $5,986 $10,322 $10,645 $11,406 $12,166 Total Revenue $38,695 $41,595 $42,829 $44,993 $47,575 Non-Interest Expense $27,846 $27,362 $27,310 $28,900 $28,364 Pretax, Pre-Provision Earnings(1) $10,849 $14,233 $15,519 $16,093 $19,211 Income Tax Expense $1,800 $3,063 $2,876 $2,781 $3,736 Net Income $8,480 $13,272 $11,993 $13,073 $14,666 Core Net Income(1) $12,410 $12,553 $11,993 $13,800 $15,086 4Q23 1Q24 2Q24 3Q24 4Q24 Efficiency Ratio(1) 63.48% 65.55% 63.53% 62.39% 58.51% Net Interest Margin (FTE) 2.40% 2.30% 2.36% 2.46% 2.57% Diluted EPS $0.58 $0.91 $0.81 $0.90 $1.00 Core Diluted EPS(1) $0.85 $0.86 $0.81 $0.95 $1.03 19 (1) This is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period.

21 Investing in talent, technology, and communities Executing against integrated small business approach with local expertise and solutions “Lender at Work for Maine Award” Finance Authority of Maine, 14th Year Continued focus on developing and acquiring top talent 4.38 out of 5 Gallup Engagement Survey, 72nd percentile Industry-leading customer satisfaction “World’s Best Banks” Listed by Forbes, 4th Year Rewarded & Recognized 2023 Corporate Responsibility Highlights 20 Making life better for the people and places we serve. Our Investor Relations site provides a suite of ESG disclosures, including our annual Corporate Responsibility Report and SASB Index.

22 Non-GAAP Reconciliation (In thousands) December 31, 2024 December 31, 2023 Total deposits, as presented $ 4,633,167 $ 4,597,360 Add: Customer repurchase agreements 175,621 200,657 Less: Brokered deposits 179,994 101,919 Adjusted total deposits $ 4,628,794 $ 4,696,098 1 (In thousands) For the Year Ended December 31, 2024 December 31, 2023 Non-interest income, as presented $ 44,539 $ 31,034 Adjustment for net loss on sale of securities 0 10,310 Core non-interest income $ 44,539 $ 41,344 Adjusted total deposits: Core non-interest income: